UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 28, 2016

Xenith Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Virginia	001-32968	54-2053718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One James Center, 901 E. Cary Street, Suite 1700 Richmond, Virginia		23219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (804) 433-2200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

Director Retirement

On September 28, 2016, Jon F. Weber, a director of Xenith Bankshares, Inc. (the “Company”) since December 16, 2015, resigned from the Company’s Board of Directors (the “Board”) effective immediately. Consequently, Mr. Weber will not stand for re-election to the Board at the 2016 annual meeting of shareholders (the “2016 Annual Meeting”), which is presently anticipated to be held on November 21, 2016.

Director Election

On September 28, 2016, the Board elected Edward Grebow to serve as a director of the Company to hold office until the 2016 Annual Meeting and until his successor is elected and qualified, subject to his earlier death, resignation or removal. Mr. Grebow has also been elected to the Audit Committee and the Governance and Compensation Committee of the Board.

Mr. Grebow was designated to the Board by an affiliate of Anchorage Capital Group, L.L.C. (f/k/a Anchorage Advisors (“Anchorage”)) pursuant to that certain Second Amended and Restated Investment Agreement, dated as of August 11, 2010, by and among the Company and Anchorage. Mr. Grebow replaces Mr. Weber as Anchorage’s designee on the Board.

The Board has affirmatively determined that Mr. Grebow is an “independent” director in accordance with the listing standards of The NASDAQ Stock Market LLC and the Company’s standards for director independence.

In connection with his election to the Board, Mr. Grebow will be eligible to receive certain annual cash and equity retainer awards pursuant to the Company’s compensation plan for non-employee directors. In addition, by a separate agreement to which the Company is not a party, Anchorage will compensate Mr. Grebow for his service on the Board in an amount equal to the annual difference between the compensation Mr. Grebow receives from the Company and $150,000.

Item 7.01	Regulation FD Disclosure.

In connection with the foregoing, on October 4, 2016, the Company issued a press release, a copy of which is furnished as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated October 4, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENITH BANKSHARES, INC.

Date: October 4, 2016	By:	/s/ Thomas W. Osgood
	Name:	Thomas W. Osgood
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated October 4, 2016